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                                                                    EXHIBIT 10.2

                        FIRST COMMUNITY BANCSHARES, INC.
                        2001 DIRECTORS STOCK OPTION PLAN

                                    ARTICLE I

                                     PURPOSE

         The purpose of this 2001 Directors Stock Option Plan (the "Plan") is to encourage and facilitate investment in the common stock of First Community Bancshares, Inc. (the "Corporation") by nonemployee directors of the Corporation, whose efforts are expected to contribute to its future growth and continued success.

                                   ARTICLE II

                                   ELIGIBILITY

         The individuals who shall be participants in the Plan shall be all current members of the Board of Directors of the Corporation (the "Board") who are not employees of the Corporation or its affiliates.

                                   ARTICLE III

                                 ADMINISTRATION

         3.1      BOARD OF DIRECTORS. The Plan shall be administered by the
Board.

         3.2 POWERS. Within the limits of the express provisions of the Plan, the Board shall determine: (a) the form and amount of the awards; and (b) any additional limitations, restrictions and conditions applicable to any such award and not set forth in the Plan. In making such determinations, the Board may take into account such factors as the Board in its discretion shall deem relevant.

         3.3 INTERPRETATIONS. Subject to the express provisions hereof, the Board may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, and make all other determinations it deems necessary or advisable for the administration of the Plan.

         3.4 BOARD DETERMINATIONS CONCLUSIVE. The determinations of the Board on all matters regarding the Plan shall be conclusive. A member of the Board shall only be liable for any action taken or determination made in bad faith. No director shall participate in any decision affecting his or her interest in the Plan unless the decision affects all participants equally.

                                   ARTICLE IV

                                AWARD OF OPTIONS

         4.1 FORM. Awards under the Plan will be granted in the form of Nonstatutory Stock Options ("Options") as described under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"). Each outstanding Option shall be in the form of the stock option agreement attached hereto as Exhibit A (the "Agreement"). Exhibit B attached hereto sets forth the Options granted contemporaneously with the adoption of this Plan.

         4.2 MAXIMUM LIMITATIONS. The aggregate number of shares of common stock available for the granting of Options under the Plan shall be 90,000 shares, subject to adjustment pursuant to Article VIII. Shares of common stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held

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by the Corporation as treasury stock. In the event that, prior to the end of the period during which Options may be granted hereunder, any Option under the Plan expires unexercised or is terminated, surrendered or cancelled without being exercised in whole or in part, for any reason, the number of shares theretofore subject to such Option or the unexercised, terminated, forfeited or unearned portion thereof, shall be added to the remaining number of shares of common stock available for grant as an Option hereunder.

                                    ARTICLE V

                                  OPTION TERMS

         The Options granted under the Plan shall be in such form and upon such terms and conditions as the Board shall from time to time determine, subject to the following limitations:

         (a) EXERCISE PRICE. The exercise price of each Option shall be 100 percent of the fair market value of the common stock subject to such Option on the date of grant (the "Date of Grant").

         (b) VESTING. All Options shall be vested and exercisable in accordance with the applicable Agreement.

         (C) TERM OF OPTIONS. Notwithstanding any other provision hereof, no Option may be exercised after the tenth anniversary of the Date of Grant; and any such unexercised Option shall lapse. Vested Options granted pursuant to the Plan shall be exercisable for a period of two years after the date of the grantee's retirement (provided that retirement occurs at or after age 70), or disability (as determined by the Board) or within one year after the grantee's death, whichever first occurs. If service as a director ceases other than by retirement at or after age 70, disability or death, vested options must be exercised within one year after the effective date of cessation. Any option not exercised within such period shall be deemed canceled.

         (d) EXECUTION OF AGREEMENT. The Board shall, as a condition to the grant of an Option pursuant to the Plan, require each recipient of such Option to enter into an Agreement within 60 days after the Date of Grant thereof.

                                   ARTICLE VI

                    GENERAL PROVISIONS APPLICABLE TO OPTIONS

         6.1 TERMS AND CONDITIONS. Options shall be subject to such terms and conditions as the Board shall determine; provided that such determinations are not inconsistent with the provisions of this Plan.

         6.2 MANNER OF EXERCISE OF OPTIONS AND PAYMENTS FOR COMMON STOCK. Options may be exercised by an optionee, by the legatee or legatees of such Option under the optionee's last will and testament, or by his or her executors, personal representatives or distributees, by giving written notice to the Secretary of the Corporation stating the number of shares of common stock with respect to which the Option is being exercised and tendering payment in full therefore. Payment shall be made in cash or by certified check or, if the Board in its discretion agrees, in shares of common stock of the Corporation (the number of such shares being determined by dividing the total exercise price by the current fair market value per share of the common stock on the date of exercise) or such other means of payment as may be agreed to by the Board and optionee to the extent such payment method is not otherwise inconsistent with the applicable provisions of law governing nonstatutory stock options at the time of exercise. As soon as reasonably possible following such exercise, a certificate representing the shares of common stock purchased, registered in the name of the optionee, shall be delivered to the optionee.

                                   ARTICLE VII

                            TRANSFERABILITY OF OPTION

         No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise),

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except as provided by will or the applicable laws of descent or distribution;
and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon an Option not specifically permitted herein shall be null and void and without effect.

                                  ARTICLE VIII

                   ADJUSTMENTS TO OPTIONS AND RESERVED SHARES

         The aggregate number of shares of common stock with respect to which Options may be granted, the aggregate number of shares of common stock subject to each outstanding Option, and the option price per share of each such Option, shall all be appropriately adjusted as a result of any increase or decrease in the number of shares of issued common stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a dividend in common stock of the Corporation, or any other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Corporation.

                                   ARTICLE IX

                           CHANGE OF CONTROL, MERGER,
                          CONSOLIDATION AND DISSOLUTION

         In the event of a change of control, or upon the dissolution or liquidation of the Corporation, each Option shall continue to vest and shall be exercisable in accordance with the terms of the original grant, provided that Options held by any participant who remains a director of the Corporation or its successor during the 90-day period following a change of control and thereafter resigns shall continue to be deemed granted and vest as if the Optionee continued to be a director. Such person, if living, shall be entitled to exercise such options within two years after the earlier of cessation of service or attainment of age 70 (provided that there shall be no age limitation for persons serving as directors of the Corporation on December 31, 1990), or within one year after such person's death, whichever first occurs. The Corporation shall require in connection with any change of control that any successor agree to honor all outstanding but unexercised Options in accordance with the terms thereof, modified in accordance with the exchange ratio of the change of control transaction to provide for the appropriate number of shares of any successor corporation.

For purposes of this Plan, the term "change in control" shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Act"), or any comparable successor provision, of beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Act, within any 12-month period, of 30 percent or more of the outstanding shares of common stock of the Corporation; or the approval by the stockholders of the Corporation of a reorganization, merger, consolidation, share exchange or similar transaction pursuant to which persons who were stockholders of the Corporation immediately prior to the effective date of the first such transaction after the date hereof do not, immediately after such date, own more than 60 percent of the combined voting power entitled to vote generally in the election of directors of the surviving or successor corporation; or a liquidation or dissolution of the Corporation; or the sale of all or substantially all of its assets.

                                   ARTICLE X

                                 EFFECTIVE DATE

         This Plan shall be effective as of the close of business on November 12, 2001.

                                   ARTICLE XI

                              EXPIRATION OF OPTIONS

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         Each Option shall expire on the expiration date set forth in the applicable Agreement. In no event may the Board permit a former director to exercise a Option after such expiration date.

                                   ARTICLE XII

                             PROPRIETARY INFORMATION

         Participants, while providing director services, will have access to information, including without limitation customer information, strategic plans, management and operating policies and procedures, and similar information, which constitute proprietary information or trade secrets of the Corporation or its affiliates. No participant shall, at any time, while any Option is outstanding or otherwise, disclose any of such proprietary information to any person or entity other than the Corporation, its affiliates and employees.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         13.1 LEGAL AND OTHER REQUIREMENTS. The obligation of the Corporation to sell and deliver common stock hereunder shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Corporation. Certificates for shares of common stock issued hereunder may be legended as the Board shall deem appropriate.

         13.2 NO OBLIGATION TO EXERCISE OPTIONS. The granting of an Option pursuant to the provisions hereof shall impose no obligation upon an optionee to exercise such Option.

         13.3 APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of common stock pursuant to Options may be used for such general corporate purposes as the Board deems appropriate.

         13.4 WITHHOLDING TAXES. Whenever the Corporation proposes or is required to issue or transfer shares of common stock to the optionee hereunder, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If such certificates have been delivered prior to the time a withholding obligation arises, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the optionee, as compensation or otherwise, as necessary. Whenever payments hereunder are to be made to the optionee in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.

         13.5 NO GUARANTEE OF ONGOING DIRECTORSHIP. Nothing herein or in any Agreement shall confer upon any director the right to continue as a director of the Corporation or affect any right which the Corporation may have to seek termination of the directorship of such individual or to decline to nominate any director for an additional term.

         13.6 NO RIGHTS AS A SHAREHOLDER. No optionee shall have any right or privileges as a shareholder with regard to any Option until a certificate for shares of common stock issuable to him or her hereunder are so issued.

         13.7 DISABILITY. The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate hereunder in respect of any legal or physical disability of any director and the effect, if any, of such disability upon the terms hereof.

         13.8 FAIR MARKET VALUE. Whenever the fair market value of common stock is to be determined under the Plan as of a given date, such fair market value shall be:

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         (a)      If the common stock is traded on the over-the-counter market, the average of the price of the common stock at the close of trading for the 10 consecutive trading days immediately preceding such date;

         (b) If the common stock is listed on a national securities exchange, the average of the price of the common stock on the composite tape at the close of trading for the 10 consecutive trading days immediately preceding such date.

         13.9 NOTICES. Every direction, revocation or notice authorized or required hereby shall be deemed delivered to the Corporation (a) on the date it is personally delivered to the Secretary of the Corporation at its principal executive offices or (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices; and shall be deemed delivered to an optionee (a) on the date it is personally delivered to him or her or (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Corporation.

         13.10 GOVERNING LAW. This Plan and any Agreement shall be construed and applied in accordance with the laws of the State of Nevada as to corporate law issues, and otherwise in accordance with the laws of the Commonwealth of Virginia, in each case to the extent not inconsistent with Section 83 of the Internal Revenue Code and regulations issued thereunder.

         13.11 ELIMINATION OF FRACTIONAL SHARES. If under any provision hereof that requires a computation of the number of shares of common stock subject to an Option, the number so computed is not a whole number of shares of common stock, such number of shares of common stock shall be rounded down to the next whole number, without payment by the Corporation for any fractional share thus eliminated.

                                         FIRST COMMUNITY BANCSHARES, INC.

                                         BY: __________________________________
                                             CHAIRMAN OF THE BOARD OF DIRECTORS

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